UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 19, 2015

UDR, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 24, 2015, UDR, Inc., a Maryland corporation (the “Company”), closed the underwritten public offering (the “Offering”) of 2,900,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to an Underwriting Agreement dated August 19, 2015, between the Company and Credit Suisse Securities (USA) LLC (the “Underwriter”), a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, the Underwriter purchased the Shares from the Company at a purchase price of $35.00 per share of Common Stock. As part of the Offering, the Company also granted the Underwriter a 30-day option to purchase up to an additional 435,000 shares of Common Stock.
Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company, its directors and certain of its officers have agreed not to sell or otherwise dispose of any of the Common Stock held by them for a period ending 30 days after the date of the Underwriting Agreement without first obtaining the written consent of the Underwriter.
Morrison & Foerster LLP, as counsel to the Company, has issued its opinion with respect to the legality of the Shares issued pursuant to the Underwriting Agreement and with respect to certain U.S. federal income tax matters, which opinions are attached hereto and incorporated herein by reference as Exhibits 5.1 and 8.1, respectively. Kutak Rock LLP has issued its opinion with respect to certain U.S. federal income tax matters, which opinion is attached hereto and incorporated herein by reference as Exhibit 8.2.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 19, 2015, between the Company and the Underwriter.
5.1	Opinion of Morrison & Foerster LLP.
8.1	Tax Opinion of Morrison & Foerster LLP.
8.2	Tax Opinion of Kutak Rock LLP.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1 and Exhibit 8.1).
23.2	Consent of Kutak Rock LLP (included in Exhibit 8.2).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

August 24, 2015	By:	/s/ Warren L. Troupe
Name: Warren L. Troupe
Title: Senior Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 19, 2015, between the Company and the Underwriter.
5.1	Opinion of Morrison & Foerster LLP.
8.1	Tax Opinion of Morrison & Foerster LLP.
8.2	Tax Opinion of Kutak Rock LLP.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1 and Exhibit 8.1).
23.2	Consent of Kutak Rock LLP (included in Exhibit 8.2).